                          AMENDMENT OF PROMISSORY NOTE

(5) September 30, 2001

The promissory note dated September 15, 2000, and amended March 21, 2001 and May
8, 2001, whereby Hayseed Stephens Oil, Inc. agreed to loan Ness Energy
International, Inc., up to $600,000.00 at an interest rate of prime plus 2% to be repaid, including interest, in one payment by September 15, 2001 is hereby amended as follows:

The repayment date is extended to September 30, 2002.

The amount is changed up to $2,000,000.

The interest is changed to be paid on a current basis with payment to be made as requested.

All other conditions remain unchanged.

(1)  /s/  Deborah Tillery                         /s/  Hayseed Stephens
     ----------------------                        ---------------------
          Deborah Tillery, Witness                     Hayseed Stephens
                                                       Hayseed Stephens Oil, Inc

(2)  /s/  Kaye Oakes                             /s/   Bob Lee
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          Kaye Oaks, Witness                           Bob Lee
                                                       Ness Energy International, Inc.